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                                                                    EXHIBIT 99.6


                        INTUIT INC. AFFILIATES AGREEMENT

     This Affiliates Agreement (this "AGREEMENT") is being delivered in connection with that certain Agreement and Plan of Merger dated as of October 6, 1999 (the "PLAN") between Intuit Inc., a Delaware corporation ("INTUIT"), Merger Sub 1, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 1"), Merger Sub 2, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 2"), Rock Financial Corporation, a Michigan corporation ("ROCK") and Title Source, Inc., a Michigan corporation ("TITLE"). The Plan provides, among other things, that Merger Sub 1 will be merged with and into Rock in a statutory merger in which all the outstanding capital stock of Rock will be converted into shares of Intuit Common Stock (the "COMPANY MERGER") and that Merger Sub 2 will be merged with and into Title in a statutory merger in which all of the outstanding capital stock of Title will be converted into shares of Intuit Common Stock (the "TITLE MERGER"). Unless otherwise defined herein, the capitalized terms in this Agreement have the meanings given to them in the Plan. The Company Merger and the Title Merger are hereinafter sometimes referred to as the "MERGERS."

     The undersigned understands that, since each of the Mergers is expected to be accounted for as a "pooling-of-interests" for accounting and financial reporting purposes and the undersigned may be an "affiliate" of Intuit (within the meaning of SEC Rule 145), the shares of Intuit Common Stock which the undersigned owns may only be disposed of in conformity with the limitations described herein. The undersigned has been informed that the treatment of each of the Mergers as a pooling-of-interests for accounting and financial reporting purposes is dependent upon the accuracy of certain of the representations and warranties and the compliance with certain of the agreements set forth herein. The undersigned further understands that the representations, warranties and agreements set forth herein will be relied upon by Intuit and its counsel and accounting firm.

     1. The undersigned represents, warrants and agrees with Intuit as follows:

          (a) The undersigned has full power to execute this Agreement and to make the representations, warranties and agreements herein and to perform the undersigned's obligations hereunder.

          (b) Schedule "1" attached hereto sets forth all shares of Intuit Common Stock owned by the undersigned, including all rights, options and warrants to acquire Intuit Common Stock, and all Intuit Common Stock as to which the undersigned has sole or shared voting or investment power (collectively, the "INTUIT SECURITIES").

          (c) The undersigned will not sell, transfer or otherwise dispose of any of the Intuit Securities or offer or agree to sell, transfer or otherwise dispose of, or in any other way reduce the undersigned's risk of ownership or investment in, any of such Intuit Securities: (i) in the 30-day period immediately preceding the Effective Time of the Mergers; or (ii) after the Effective Time of the Mergers until Intuit shall have publicly released a report including the



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combined financial results of Intuit, Rock and Title for a period of at least 30 days of post-Mergers combined operations of Intuit, Rock and Title.

     2. The undersigned also understands that stop-transfer instructions will be given to Intuit's transfer agent with respect to certificates evidencing the Intuit Securities. Such stop-transfer instructions will be promptly rescinded upon the publication of the financial report referred to in Section 1(c) above.

     3. This Agreement will be binding upon and enforceable against the administrators, executors, representatives, heirs, legatees and devisees of the undersigned.

Dated:                    , 1999       Very truly yours,


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title (if any):
                                                      --------------------------

                                       Entity (if any):
                                                       -------------------------

Agreed to and accepted:

INTUIT INC.

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------











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                SCHEDULE "1" TO INTUIT INC. AFFILIATES AGREEMENT


                                INTUIT SECURITIES

Number of shares of Intuit Common Stock beneficially
owned by the undersigned:                              [           ]
                                                        -----------
Number of shares of Intuit Common Stock subject to
options or warrants beneficially owned by the
undersigned:                                           [           ]
                                                        -----------


















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